EXHIBIT 10.2

avenue a

Revision Order

Publisher: IO Number: Client Name: Advertiser: Media Plan Name: Media Plan #: Media Plan Start: Media Plan End:	Travelzoo Travelzoo_002_AVE_11_02 Expedia Expedia Text and Keywords EXPD-EPD-016-40-AVE 11/1/2001 1/15/2003	Revised Date: 11/4/2002

The above Media Plan # serves as our purchase order number. In order for us to process your invoice for payment, this PO number must be included on your invoice.

Sales Contact		Agency Contact
Name:	Shirley Tafoya	Name:	Jason Runge
Phone:	650-943-2420	Phone:	206-816-8179
Fax:	650-943-2444	Fax:	206-816-8808
Email:	shirleyt@travelzoo.com	Email:	jason.runge@avenuea.com

General Terms		Send Invoices To		Send Invoices to Address
Count:	Atlas	Billing Dept:	Accounts Payable	Name:	Avenue A Seattle
Payment Terms:	45 days	Phone:	206-521-8800	Street:	The Smith Tower
Agreement Signed:	Modified Agreement	Fax:	206-521-8808	Suite:	506 Second Avenue
Out Clause:	60	Email:	accountspayable@avenuea.com	City, State Postal:	Seattle, WA 98104

Media Buy Specifications:

Start Date	End Date	Site Name	Package Name	Placement Name	Creative Catagory	Placement Size	Cost Method	Total Quantity	Value Add	Cost Basis	Total Spend	11/01 Total Quantity	11/01 Cost
11/1/2001	1/15/2003	Travelzoo	Travelzoo Buy	Air Offers, Air Premium Button, Air Premium Text, Home Page Link, Lodging Offers, Lodging Button, Lodging Front page button, Lodging Premium Button, Lodging Premium Text, Top 20 Deals, Vacations Offers, Vacations Premium buttons, Vacations Premium Text	Graphic; Text link		CPC	2,896,255	No	$0.51	$1,477,090.05	186,700	$95,217.00
11/1/2001	1/15/2003	Travelzoo	Monthly Flat Fee	Monthly Flat Fee			Time		No	$72,500.00	$72,500.00		$5,000.00
							Total CPC/Time	2,896,255	No	$0.51	$1,549,590.05	186,700	$100,217.00

Special Instructions:     Renewing buy through 1/15/2003. In the case of delivery over the contracted monthly amount, for the length of this contract, all overdelivery will be paid.

Payment will be based on actual inventory delivered in accordance with placement level contracted inventory per calendar month. In the case of under delivery clients may or may not choose to roll inventory over to the next calendar month. In the case of over delivery only contracted calendar month amounts will be paid. If canceled, all unfulfilled contractual commitments are void and Avenue A will pay for even delivery through the cancel date, or at a rate consistent with the original Target Rate.

Each party warrants to the other that, during the term of this Agreement, it shall comply with all applicable laws and regulations (including but not limited to laws governing privacy, and data protection), and with the Self-Regulatory Principles Governing Online Preference Marketing promulgated by the Network Advertising Initiative (available at http://www.networkadvertising.org/aboutnai_principles.asp or through the NAI's homepage at http://www.networkadvertising.org).

Publisher Signature:	/s/ H. Bartel	Date:	11/5/2002

Agency Authorized Signature:	/s/	Date:	November 4, 2002

Agency Insertion Order

12/01 Total Quantity	12/01 Cost	01/02 Total Quantity	01/02 Cost	02/02 Total Quantity	02/02 Cost	03/02 Total Quantity	03/02 Cost	04/02 Total Quantity	04/02 Cost	05/02 Total Quantity	05/02 Cost	06/02 Total Quantity	06/02 Cost
200,000	$102,000.00	200,000	$102,000.00	200,000	$102,000.00	200,000	$102,000.00	200,000	$102,000.00	209,555	$106,873.05	200,000	$102,000.00
	$5,000.00		$5,000.00		$5,000.00		$5,000.00		$5,000.00		$5,000.00		$5,000.00
200,000	$107,000.00	200,000	$107,000.00	200,000	$107,000.00	200,000	$107,000.00	200,000	$107,000.00	209,555	$111,873.05	200,000	$107,000.00

Agency Insertion Order

07/02 Total Quantity	07/02 Cost	08/02 Total Quantity	08/02 Cost	09/02 Total Quantity	09/02 Cost	10/02 Total Quantity	10/02 Cost	11/02 Total Quantity	11/02 Cost	12/02 Total Quantity	12/02 Cost	01/03 Total Quantity	01/03 Cost
200,000	$102,000.00	200,000	$102,000.00	200,000	$102,000.00	200,000	$102,000.00	200,000	$102,000.00	200,000	$102,000.00	100,000	$51,000.00
	$5,000.00		$5,000.00		$5,000.00		$5,000.00		$5,000.00		$5,000.00		$2,500.00
200,000	$107,000.00	200,000	$107,000.00	200,000	$107,000.00	200,000	$107,000.00	200,000	$107,000.00	200,000	$107,000.00	100,000	$53,500.00

Agency Insertion Order

avenue a

Revision Order

Publisher: IO Number: Client Name: Advertiser: Media Plan Name: Media Plan #: Media Plan Start: Media Plan End:	Travelzoo Travelzoo_002_AVE_01_03 Expedia Expedia Text and Keywords EXPD-EPD-016-40-AVE 11/1/2001 11/30/2003	Revised Date: 1/15/2003

The above Media Plan # serves as our purchase order number. In order for us to process your invoice for payment, this PO number must be included on your invoice.

Sales Contact		Agency Contact
Name:	Shirley Tafoya	Name:	Tim Viers
Phone:	650-943-2420	Phone:	206-816-8195
Fax:	650-943-2444	Fax:	206-816-8808
Email:	shirleyt@travelzoo.com	Email:	tim.viers@avenuea.com

General Terms		Send Invoices To		Send Invoices to Address
Count:	Atlas	Billing Dept:	Accounts Payable	Name:	Avenue A Seattle
Payment Terms:	45 days	Phone:	206-521-8800	Street:	The Smith Tower
Agreement Signed:	Modified Agreement	Fax:	206-521-8808	Suite:	506 Second Avenue
Out Clause:	60	Email:	accountspayable@avenuea.com	City, State Postal:	Seattle, WA 98104

Media Buy Specifications:

Start Date	End Date	Site Name	Package Name	Placement Name	Creative Catagory	Placement Size	Cost Method	Total Quantity	Value Add	Cost Basis	Total Spend	11/01 Total Quantity	11/01 Cost
11/1/2001	11/30/2003	Travelzoo	Travelzoo Buy	Air Offers, Air Premium Button, Air Premium Text, Home Page Link, Lodging Offers, Lodging Button, Lodging Front page button, Lodging Premium Button, Lodging Premium Text, Top 20 Deals, Vacations Offers, Vacations Premium buttons, Vacations Premium Text	Graphic; Text link	120X80	CPC	5,045,759	No	$0.51	$2,573,337.09	186,700	$95,217.00
11/1/2001	11/30/2003	Travelzoo	Monthly Flat Fee	Monthly Flat Fee			Time		No	$125,000.00	$125,000.00		$5,000.00
							Total CPC/Time	5,045,759	No	$0.51	$2,698,337.09	186,700	$100,217.00

Special Instructions:     Extending current buy through 11/30/2003. In the case of delivery over the contracted monthly amount, for the length of this contract, all overdelivery will be paid.

Payment will be based on actual inventory delivered in accordance with placement level contracted inventory per calendar month. In the case of under delivery clients may or may not choose to roll inventory over to the next calendar month. If canceled, all unfulfilled contractual commitments are void and Avenue A will pay for even delivery through the cancel date, or at a rate consistent with the original Target Rate.

Each party warrants to the other that, during the term of this Agreement, it shall comply with all applicable laws and regulations (including but not limited to laws governing privacy, and data protection), and with the Self-Regulatory Principles Governing Online Preference Marketing promulgated by the Network Advertising Initiative (available at http://www.networkadvertising.org/aboutnai_principles.asp or through the NAI's homepage at http://www.networkadvertising.org).

Publisher Signature:	/s/ H. Bartel	Date:	1/15/03

Agency Authorized Signature:	/s/	Date:	January 15, 2003

Agency Insertion Order

12/01 Total Quantity	12/01 Cost	01/02 Total Quantity	01/02 Cost	02/02 Total Quantity	02/02 Cost	03/02 Total Quantity	03/02 Cost	04/02 Total Quantity	04/02 Cost	05/02 Total Quantity	05/02 Cost	06/02 Total Quantity	06/02 Cost
200,000	$102,000.00	200,000	$102,000.00	200,000	$102,000.00	200,000	$102,000.00	200,000	$102,000.00	209,555	$106,873.05	200,000	$102,000.00
	$5,000.00		$5,000.00		$5,000.00		$5,000.00		$5,000.00		$5,000.00		$5,000.00
200,000	$107,000.00	200,000	$107,000.00	200,000	$107,000.00	200,000	$107,000.00	200,000	$107,000.00	209,555	$111,873.05	200,000	$107,000.00

Agency Insertion Order

07/02 Total Quantity	07/02 Cost	08/02 Total Quantity	08/02 Cost	09/02 Total Quantity	09/02 Cost	10/02 Total Quantity	10/02 Cost	11/02 Total Quantity	11/02 Cost	12/02 Total Quantity	12/02 Cost	01/03 Total Quantity	01/03 Cost
200,000	$102,000.00	200,000	$102,000.00	200,000	$102,000.00	223,146	$113,804.46	224,617	$114,554.67	201,741	$102,887.91	200,000	$102,000.00
	$5,000.00		$5,000.00		$5,000.00		$5,000.00		$5,000.00		$5,000.00		$5,000.00
200,000	$107,000.00	200,000	$107,000.00	200,000	$107,000.00	223,146	$118,804.46	224,617	$119,554.67	201,741	$107,887.91	200,000	$107,000.00

Agency Insertion Order

02/03 Total Quantity	02/03 Cost	03/03 Total Quantity	03/03 Cost	04/03 Total Quantity	04/03 Cost	05/03 Total Quantity	05/03 Cost	06/03 Total Quantity	06/03 Cost	07/03 Total Quantity	07/03 Cost	08/03 Total Quantity	08/03 Cost
200,000	$102,000.00	200,000	$102,000.00	200,000	$102,000.00	200,000	$102,000.00	200,000	$102,000.00	200,000	$102,000.00	200,000	$102,000.00
	$5,000.00		$5,000.00		$5,000.00		$5,000.00		$5,000.00		$5,000.00		$5,000.00
200,000	$107,000.00	200,000	$107,000.00	200,000	$107,000.00	200,000	$107,000.00	200,000	$107,000.00	200,000	$107,000.00	200,000	$107,000.00

Agency Insertion Order

09/03 Total Quantity	09/03 Cost	10/03 Total Quantity	10/03 Cost	11/03 Total Quantity	11/03 Cost
200,000	$102,000.00	200,000	$102,000.00	200,000	$102,000.00
	$5,000.00		$5,000.00		$5,000.00
200,000	$107,000.00	200,000	$107,000.00	200,000	$107,000.00

Agency Insertion Order

Travelzoo Inc. 500 Madison Avenue, 21st Floor New York, NY 10022 Phone (212) 521-4200 Fax (212) 521-4230

West Coast Office: 800 West El Camino Real, Suite 180 Mountain View, CA 94040 Phone (212) 521-4200 Fax (650)943-2433

General Terms and Conditions for Advertising with Travelzoo

The following terms and conditions (the “General Terms”) shall be deemed to be incorporated into every insertion order/advertising agreement (the “Insertion Order”):

1.

Terms of Payment. Advertiser must submit completed credit application to determine terms of payment. If no credit application is submitted or the request for credit is denied by Travelzoo Inc. (“Travelzoo”) in its sole discretion, the Insertion Order must be paid in advance of the advertisement start date. Major credit cards (Visa, MasterCard, and American Express) are accepted. If Travelzoo approves credit, Advertiser will be invoiced on the first day of the contract period set forth on the Insertion order and payment shall be made to Travelzoo within thirty (30) days from the date of the invoice (“Due Date”). Amounts paid after the Due Date shall bear interest at the rate of one percent (1%) per month (or the highest rate permitted by law, if less). In the event Advertiser fails to make timely payment, Advertiser will be responsible for all reasonable expenses (including attorneys’ fees) incurred by Travelzoo in collecting such amounts. Travelzoo reserves the right to suspend performance of its obligations hereunder (or under any other agreement with Advertiser) in the event Advertiser fails to make timely payment hereunder or under any other agreement with Travelzoo.

2.

Positioning. Except as otherwise expressly provided in the Insertion Order, positioning of advertisements on Travelzoo is at the sole discretion of Travelzoo. Travelzoo may, at its sole discretion, remove from the Insertion Order (and substitute with similar inventory) any keyword or category page that it believes to be a trademark, trade name, company name, product name or brand name belonging to or claimed by a third party.

3.

Usage Statistics. Unless specified in the Insertion Order, Travelzoo makes no guarantees with respect to usage statistics or levels of impressions for any advertisements. Advertiser acknowledges that delivery statistics provided by Travelzoo are the official definitive measurements of Travelzoo’s performance on any delivery obligations provided in the Insertion Order. The processes and technology used to generate such statistics can be audited by the advertiser or an independent agency.

4.

Renewal. Except as expressly set forth in the Insertion Order, any renewal of the Insertion Order and acceptance of any additional advertising order shall be at Travelzoo’s sole discretion. Pricing for any renewal period is subject to change by Travelzoo from time to time.

5.

No Assignment or Resale of Ad Space. Advertiser may not resell, assign, or transfer any of its rights hereunder, and any attempt to resell, assign or transfer such rights shall result in immediate termination of this contract, without liability to Travelzoo.

6.

Limitation of Liability. In the event (1) Travelzoo fails to publish an advertisement in accordance with the schedule provided in the Insertion Order, (2) Travelzoo fails to deliver the number of total page views specified in the Insertion Order (if any) by the end of the specified period, or (3) of any other failure, technical or otherwise, of such advertisements to appear as provided in the Insertion Order, the sole liability of Travelzoo to Advertiser shall be limited to, at Travelzoo’s sole discretion, a pro rata refund of the advertising fee representing undelivered page views, placement of the advertisement at a later time in a comparable position, or extension of the term of the Insertion Order until total page views are delivered. In no event shall Travelzoo be responsible for any consequential, special, punitive or other damages, including, without limitation, lost revenue or profits, in any way arising out of or related to the Insertion Order/General Terms or publication of the advertisement, even if Travelzoo has been advised of the possibility of such damages. Without limiting the foregoing, Travelzoo shall have no liability for any failure or delay resulting from any governmental action, fire, flood, insurrection, earthquake, power failure, riot, explosion, embargo, strikes whether legal or illegal, labor material shortage, transportation interruption of any kind, work slowdown or any other condition beyond the control of Travelzoo affecting production or delivery in any manner.

7.

Advertisers Representations; Indemnification. Advertisements are accepted upon the representation that Advertiser has the right to publish the contents of the advertisement without infringing the rights of any third party and without violating any law. In consideration for such publication, Advertiser agrees, at its own expense, to indemnify, defend, and

(Continued)

hold harmless Travelzoo and its employees, representatives, agents and affiliates, against any and all expenses and losses of any kind (including reasonable attorneys’ fees and costs) incurred by Travelzoo in connection with any claims, administrative proceedings or criminal investigations of any kind arising out of publication of the advertisement and/or any material, product or service of Advertiser to which users can link through the advertisement (including, without limitation, any claim of trademark or copyright infringement, defamation, breach of confidentiality, privacy violation, false or deceptive advertising or sales practices).

8.

Provision of Advertising Materials. Advertiser will provide all materials for the advertisement in accordance with Travelzoo’s policies in effect from time to time, including (without limitation) the manner of transmission to Travelzoo and the lead-time prior to publication of the advertisement. Ads cannot link to pages that include pop-up or pop-under windows. Travelzoo shall not be required to publish any advertisement that is not received in accordance with such policies and reserves the right to charge Advertiser, at the rate specified in the Insertion Order, for inventory held by Travelzoo pending receipt of acceptable materials from Advertiser which are past due. Advertiser hereby grants to Travelzoo a non-exclusive, worldwide, fully paid license to use, reproduce and display the advertisement (and the contents, trademarks and brand features contained therein) in accordance herewith.

9.

Right to Reject Advertisement. All contents of advertisements are subject to Travelzoo’s approval. Travelzoo reserves the right to reject or cancel any advertisement, insertion order, URL link space reservation or position commitment, at any time, for any reason whatsoever (including belief by Travelzoo that placement of advertisement, URL link, etc., may subject Travelzoo to criminal or civil liability).

10.

Cancellations. Except as otherwise provided in the Insertion Order, the Insertion Order is non-cancelable by Advertiser. All notices shall be in writing and shall be deemed delivered when delivered in person or mailed certified through the United States Postal Service, postage prepaid, or via FedEx addressed as follows: Travelzoo Inc., Attn: Contracts Department, 800 West El Camino Real, Suite 180, Mountain View, CA 94040.

11.

Construction. No conditions other than those set forth in the Insertion Order or these General Terms shall be binding on Travelzoo unless expressly agreed to in writing by Travelzoo. In the event of any inconsistency between the Insertion Order and the General Terms, the General Terms shall control.

12.

Miscellaneous. These General Terms, together with the Insertion Order, (1) shall be governed by and construed in accordance with, the law of the State of California, without giving effect to principles of conflicts of law; (2) may be amended only by a written agreement executed by an authorized representative of each party; and (3) constitute the complete and entire expression of the agreement between the parties. Advertiser shall make no public announcement regarding the existence or content of the Insertion Order without Travelzoo’s written approval, which may be withheld at Travelzoo’s sole discretion. Both parties consent to the jurisdiction of the courts of the State of California with respect to any legal proceeding arising in connection with the Insertion Order/General Terms. All notices shall be in writing and shall be deemed delivered when delivered in person or mailed certified through the United States Postal Service, postage prepaid, or via FedEx addressed as follows: Travelzoo Inc., Attn: Contracts Department, 800 West El Camino Real, Suite 180, Mountain View, CA 94040.

13.

Third Party Ad Serving. If Travelzoo has approved the use by Advertiser of a third party ad server (Third Party Ad Server) in connection with this Insertion Order, the following provision shall also apply:
(1) The Advertiser shall post each advertisement to a staging area and shall notify Travelzoo of such posting at least four (4) business days prior to the date on which Third Party Ad Server is scheduled to serve such advertisement to a Travelzoo property. Such advertisement shall be reviewed by Travelzoo and must be approved in writing by Travelzoo before it can be served by Third Party Ad Server. In accordance with Section 9, Travelzoo reserves the right to reject any advertisement or any element thereof, for any reason at its sole discretion.
(2)     The Advertiser shall post all scheduling changes, new target URLs, new HTML specifications, new graphics and all other new or revised advertisements (“Revisions”) to a staging area and shall notify Travelzoo of such postings at least four (4) days prior to the date Advertiser wishes such Revisions to take effect. Revisions shall not be implemented until approved by Travelzoo in writing, which approval shall be at Travelzoo’s sole discretion.
(3)    If Advertiser discovers that Advertiser or Third Party Server has served, or caused to be served, an advertisement to a Travelzoo property in violation of this Agreement, Advertiser must immediately provide notice to Travelzoo of the violation (along with a written explanation) and remove the advertisement from its placement or rotation to the Travelzoo properties. Nothing in this Section shall limit any of Travelzoo’s rights or remedies in the event of such breach.
(4) In the event Travelzoo exercises its right to cancel an advertisement in accordance with Section 9 hereof, Travelzoo shall notify Advertiser in writing. The Advertiser must cause the advertisement to be removed from the Travelzoo properties and from its advertising rotation no later than four (4) hours after written notification by Travelzoo.

Attachment B:
Terms & Conditions for Advertising Agreements between Travelzoo Inc. and Avenue A

Invoicing and Payment. Within 45 days after the last day of each calendar month for a specific campaign, Avenue A will pay Supplier for Ads or click-throughs actually delivered by Supplier during the applicable calendar month, subject to the applicable Order’s specifications, terms and conditions. Supplier shall ensure that invoices display Advertiser’s name, Buy Authorization number, and the time period being billed. Supplier shall send separate invoices for deliveries falling within different calendar months. Invoices shall be based on actual delivery amounts, not contracted numbers. All invoices received by Avenue A will be considered final and correct after 45 days of receipt unless Avenue A disputes the accuracy of an invoice. If Avenue A disputes an invoice, Avenue A shall pay the part of the invoice that is undisputed. The disputed part of the invoice shall be negotiated between the parties until agreement is reached and Avenue A shall then pay the agreed upon price of the disputed amount. Further, any invoice not submitted to Avenue A within 6 months from the last day of the calendar month for the specific campaign shall become void, and Avenue A’s obligation to pay such invoice shall be extinguished. Supplier acknowledges that Avenue A bills its Advertisers and pays its Suppliers, based on actual delivery. Supplier shall deliver invoices to: Media Accounts Payable, Avenue A, 506 Second Avenue, Seattle, WA 98104; or Accounts Payable, Avenue A/NYC, 487 Greenwich Street, Fifth Floor, New York, NY 10013, depending on the firm with which Supplier originally contracted. Supplier’s delivery of the first Ad as specified in an Order shall be deemed Supplier’s acceptance of the Order’s specifications, terms and conditions, including any payment rates.

Ad Serving Counts. All paid links and click-throughs shall be tracked through Supplier’s unique gateway and shall be recorded by Avenue A’s server. Supplier’s click-throughs of any link other than Avenue A’s Ads, or use of any other means of artificially enhancing click results shall be a material breach of this Agreement, and upon such occurrence, Avenue A may terminate this Agreement effective upon delivery of notice. Such termination is at the sole discretion of Avenue A is not in lieu of any other remedy available at law or equity. Avenue A’s ad server will be the official counter for determining the number of Ads and click-throughs delivered under an applicable Order, and amounts payable under this Agreement. If a discrepancy exists in the count between the Supplier’s and Avenue A’s ad servers, Supplier shall contact Avenue A promptly so that the parties may negotiate in good faith a resolution to the discrepancy within a two week period. Avenue A will provide reporting to Travelzoo in which monthly click-through counts can be obtained in real-time.

Unacceptable Sites. Supplier acknowledges that Avenue A shall not accept Sites that contain: obscene or pornographic images or links; libelous material; or hate speech (collectively “Undesirable Content”). Supplier warrants that, during the term of this Agreement, its Site(s) shall not contain Undesirable Content. If Avenue A determines that Supplier’s Size(s) include any Undesirable Content, Avenue A may discontinue the Ad campaign upon notice, and Supplier shall immediately cease delivering Ads on such Site(s). In no event, will Avenue A or its Advertisers be obligated to pay for Ads delivered through Sites containing Undesirable Content after Supplier’s receipt of such notice from Avenue A.

Linking and Trafficking Guidelines. Prior to running the first Ad specified in an Order, Avenue A shall provide Supplier with linking instructions, URL, banner, and alternative text for the Ad (“Advertising Material”). Avenue A may make changes to any such Advertising Material upon 48 hours notice, via e-mail, telephone or fax. Supplier shall process such changes so as to deliver the Ads correctly, clearly, and at the times and frequencies specified by Avenue A. In the event Supplier fails to run the Ads properly, Avenue A may require appropriate delivery of additional Ads and/or a proportional reduction in amounts payable.

License.     Neither party shall use the trade names or trademarks of the other party or Advertisers without prior written approval form the party owning such name or mark. Avenue A hereby grants to Supplier a nonexclusive license to display the Advertising Materials, during the term of and solely for the purposes of this Agreement. Advertisers shall retain complete ownership rights to all materials they provide. Avenue A reserves the right to monitor the display of Ads on the Site(s). If Avenue A sends Supplier a request to remove any Ad from Supplier’s Site(s), Supplier agrees to do so within three business days after receiving Avenue A’s request.

PRIVACY POLICY. Each party shall include conspicuously on its Site(s), a privacy policy that describes how such party collects, uses, stores and discloses users’ personal data if any is colleted, including e-mail addresses, and instructs users how to opt-out of such practices. Supplier’s privacy policy shall disclose that third party advertisers may place cookies on the browsers of visitors to Supplier’s Site(s).

Representations and Warranties. Each party warrants to the other that, during the term of this Agreement, it shall comply with all applicable laws and regulations (including but not limited to laws governing privacy, and data protection), and with the Self-Regulatory Principles Governing Online Preference Marketing promulgated by the Network Advertising Initiative (available at http://www.networkadvertising.org/aboutnai_principles.asp). Avenue A represents and warrants to Supplier that Avenue A has the right to publish the content contained in the Ads and that such Ads shall not infringe the intellectual property rights of any third parties.

Limitation of Liability. In no event will either party be liable to the other for any lost profits or any special, incidental, consequential, exemplary, punitive or other indirect damages of any nature, for any reason, whether based on breach of contract, tort (including negligence), or otherwise and whether or not either has been advised of the possibility of such damages.

Audits.     Each party shall have the right, upon thirty days’ prior written notice, to audit the other party’s records related to counts of delivery of media, and related to amounts payable under this Agreement during the immediately preceding 6-month period. In addition, the parties agree to a reciprocal relationship, where both parties retain and make available the count regarding the delivery of media to the other party upon request. Each audit may be conducted no more than once per 6-month period, during normal business hours, and in a manner that minimizes disruption to the audited party’s normal business activities. Upon reasonable request by the audited party, the persons conducting the audit shall execute an appropriate confidentiality agreement.

These terms will override any conflicting terms in Travelzoo’s General Terms and Conditions.

Accepted for Travelzoo:

Accepted for Avenue A:

INSERTION ORDER/ADVERTISING AGREEMENT

This advertising agreement, including the General Terms and Conditions set forth in an attachment, is entered into by and between Travelzoo Inc. (“Travelzoo”) and the Advertiser specified below (“Advertiser”).

Advertiser: Advertiser Site: Contact: Address: Phone: E-mail: Travelzoo Contact: Producer:	Avenue A
www.ballyslv.com
Meghan Kiernan-Senior Account Manager
506 2nd Avenue, Seattle, Washington 91804
(206) 816-8394        Fax:    (206)816-8808
meghank@avenuea.com
Kristina Murray,  (650) 943-2412
Karin Steyvers, (650) 943-2413

Program Flight – January 1, 2003 through March 31, 2003

Type and Placement:

  Premium Placement in Las Vegas Lodging for 2 weeks per month
  Up to two Text Listings in the Lodging and Vacation Channels
  Text Listing on the homepage in “Sales in the Spotlight” for 6 days
  Travelzoo will include 2 (two) offers from Ballys Las Vegas in Travelzoo's Top20 newsletter-subject to approval by Travelzoo Editorial Team.
NET CAMPAIGN TOTAL:	$33,750

Additional Services/Notes:
1.   Premium Placement includes text listings and a 120X60 logo. Max file size 4k.
2.   Text Listings must feature a specific travel offer. Maximum of 5 new Text Listings per calendar month.

Billing Information:
Invoice. Billing contact: Meghan Kiernan, address see above.

Payment Terms:
Orders are invoiced on the first day of the campaign. Standard terms: Net 30 days (with approved credit).

We hereby agree to the foregoing, and the General Terms and Conditions set forth by Travelzoo Inc. The undersigned confirms that he/she is authorized to execute this agreement on behalf of the Advertiser.

Advertiser

Date:	12-20-02	Authorized Signature:	/s/ Meghan Kiernan

Printed Name & Title:	Meghan Kiernan

Company Name:	Avenue A

INSERTION ORDER/ADVERTISING AGREEMENT

This advertising agreement, including the General Terms and Conditions set forth in an attachment, is entered into by and between Travelzoo Inc. (“Travelzoo”) and the Advertiser specified below (“Advertiser”).

Advertiser: Advertiser Site: Contact: Address: Phone: E-Mail: Travelzoo Contact: Producer:	Avenue A
www.ballyslv.com
Erika Nagy-Media Planner
506 2nd Avenue, Seattle, Washington 91804
(206) 816-8621        Fax:    (206)816-8808
erikan@avenuea.com
Kristina Murray,  (650) 943-2412
Karin Steyvers, (650) 943-2413

Program Flight – April 1, 2003 through June 30, 2003

Type and Placement:

  Premium Placement in Las Vegas Lodging for 6 weeks
  Up to two Text Listings in the Lodging and Vacation Channels
  Text Listing on the homepage in “Sales in the Spotlight” for 6 days
  Travelzoo will include Ballys in 5.6 million emails in Travelzoo's Top20 newsletter-subject to approval by Travelzoo Editorial Team.
NET CAMPAIGN TOTAL:	$33,750	* per Avenue A ID's

Additional Services/Notes:
1.   Premium Placement includes text listings and a 120X60 logo. Max file size 4k.
2.   Text Listings must feature a specific travel offer. Maximum of 5 new Text Listings per calendar month.

Billing Information:
Invoice. Billing contact: Archelle Campine, address see above.

Payment Terms:
Orders are invoiced on the first day of the campaign. Standard terms: Net 30 days (with approved credit.)

We hereby agree to the foregoing, and the General Terms and Conditions set forth by Travelzoo Inc. The undersigned confirms that he/she is authorized to execute this agreement on behalf of the Advertiser.

Advertiser

Date:	4/14/03	Authorized Signature:	/s/ Erika Nagy

Printed Name & Title:	Erika Nagy

Company Name:	Avenue A

Revision Order Bally's Las Vegas 2002-2003	Bally's Las Vegas 2002-2003 on Travelzoo Revised Date: 07/03/2003

Insertion Order Details:		Publisher Contacts:
Publisher Name:	Travelzoo
IO Number:	Travelzoo_009_AVE_07_03	Sales Representative	Production Contact
Client Name:	Park Place Entertainment	Kristina Murray	Karin Steyvers
Advertiser Name:	Park Place - Las Vegas	kristinam@travelzoo.com	ksteyvers@travelzoo.com
Media Plan Number:	PPEN-LSV-032-41-AVE	Phone: (650) 943-2412	Phone: (650) 943-2413
Total Contracted Spend:	$134,250.00	Fax: (650)943-2444	Fax: (650)943-2444

Send Invoice To:	Agency Contacts:
Avenue A Seattle
The Smith Tower	Buyer	Trafficking Contact
506 Second Avenue	Meghan Kiernan
Seattle, WA 98104	meghank@avenuea.com
accountspayable@avenuea.com	Phone: 206-816-8394	Phone:
Phone: 206-816-8800	Fax: 206-816-8808	Fax:
Fax: 206-816-8808

The above Media Plan # serves as our purchase order number. In order for us to process your invoice for payment, this PO number must be included on your invoice.

Inventory Details:

Time buys on Travelzoo	Monthly Breakouts
Date Range	Package Name	Placement Name	Placement Size	Total Quantity	Cost Basis	Total Spend	10/02 Quantity	10/02 Cost	11/02 Quantity	11/02 Cost	12/02 Quantity	12/02 Cost
10/01/02-6/30/03	Hotel Partner Program	4 partial Top 20 newsletter inclusions; Premium Placement in LV Lodging URL to packages; ROS text link to hot dates; ROS text link to packages; Text Link on the homepage in "Sales in the Spotlight" URL to hot dates; Text Link on the homepage in "Sales in the Spotlight" URL to packages; Top20 Newsletter Hot Dates page; Top20 Newsletter Packages page	N/A	0	$101,250.00	$101,250.00		$11,497.25		$11,126.37		$11,497.25
07/01/03-09/30/03	Q3 2003 Hotel Partner Program	4 partial inclusions in Top 20 newsletter-1.5 million emails each; 4 weeks in Premium Placement Lodging LV; 6 days on the homepage in "Sales in the Spotlight"	N/A	0	$33,000.00	$33,000.00
			Total		N/A			$11,497.25		$11,126.37		$11,497.25

01/03 Quantity	01/03 Cost	02/03 Quantity	02/03 Cost	03/03 Quantity	03/03 Cost	04/03 Quantity	04/03 Cost	05/03 Quantity	05/03 Cost	06/03 Quantity	06/03 Cost	07/03 Quantity	07/03 Cost
	$11,497.25		$10,384.62		$11,497.25		$11,126.37		$11,497.25		$11,126.37
													$11,119.57
	$11,497.25		$10,384.62		$11,497.25		$11,126.37		$11,497.25		$11,126.37		$11,119.57

08/03 Quantity	08/03 Cost	09/03 Quantity	09/03 Cost

	$11,119.57		$10,760.87
	$11,119.57		$10,760.87

Revision Order Bally's Las Vegas 2002-2003	Bally's Las Vegas 2002-2003 on Travelzoo Revised Date: 7/03/2003

Terms and Instructions:

General Terms: Contract is based on: Payment Terms: Agreement Signed: Out Clause (days):	Atlas Net 45 Modified AveA agreement 0

Legal Terms
Each party warrants to the other that, during the term of this Agreement, it shall comply with all applicable laws and regulations (including but not limited to laws governing privacy, and data protection), and with the Self-Regulatory Principles Governing Online Preference Marketing promulgated by the Network Advertising Initiative (available at http://www.networkadvertising.org/aboutnai_principles.asp or through the NAI's homepage at http://www.networkadvertising.org).

Additional Terms

Special Instructions
Payment will be based on actual inventory delivered in accordance with placement level contracted inventory per calendar month. In the case of under delivery clients may or may not choose to roll inventory over to the next calendar month. In the case of over delivery only contractual calendar month amounts will be paid. If canceled, all unfulfilled contractual commitments are void and Avenue A will pay for even delivery through the cancel date, or at a rate consistent with the original Target Rate.

Publisher Signature:	Date:	7/3/03

Agency Authorized Signature:	Date:	7/3/2003

* Signature signifies authorization of insertion order for the period of July 1, 2003 through September 30, 2003 only. Terms and conditions agreed upon between Travelzoo Inc. and Avenue A apply only to this same period (July 1, 2003 through September 30, 2003).

Revision Order Bally's Las Vegas 2002-2003	Bally's Las Vegas 2002-2003 on Travelzoo Revised Date: 10/23/2003

Insertion Order Details:		Publisher Contacts:
Publisher Name:	Travelzoo
IO Number:	Travelzoo_012_AVE_10_03	Sales Representative	Production Contact
Client Name:	Park Place Entertainment	Steve Clarke	Kristina Murray
Advertiser Name:	Park Place - Las Vegas	stevec@travelzoo.com	kristinam@travelzoo.com
Media Plan Number:	PPEN-LSV-032-41-AVE	Phone: (650) 943-2419	Phone: (650) 943-2444
Total Contracted Spend:	$15,000.00	Fax: (650)943-2444	Fax: (650)943-2444

Send Invoice To:	Agency Contacts:
Avenue A Seattle
The Smith Tower	Buyer	Trafficking Contact
506 Second Avenue	Scott Lee
Seattle, WA 98104	scott.lee@avenuea.com
accountspayable@avenuea.com	Phone: 206-816-8691	Phone:
Phone: 206-816-8800	Fax: 206-816-8808	Fax:
Fax: 206-816-8808

The above Media Plan # serves as our purchase order number. In order for us to process your invoice for payment, this PO number must be included on your invoice.

Inventory Details:

Time buys on Travelzoo	Monthly Breakouts
Date Range	Package Name	Placement Name	Placement Size	Total Quantity	Cost Basis	Total Spend	10/03 Quantity	10/03 Cost	11/03 Quantity	11/03 Cost	12/03 Quantity	12/03 Cost
10/01/03-12/31/03	Hotel Partner Program	2 hotel programs/partials each with the following exposure: 1.5 million emails (per partial) in the Top 20 Newsletter and Premium placement in Lodging LV for one week. E-mail tentatively scheduled to drop Nov. 12	N/A	0	Time	$15,000.00		$0.00		$15,000.00		$0.00
			Total		N/A	$15,000.00		$0.00		$15,000.00		$0.00

Revision Order Bally's Las Vegas 2002-2003	Bally's Las Vegas 2002-2003 on Travelzoo Revised Date: 10/23/2003

Terms and Instructions:

General Terms: Contract is based on: Payment Terms: Agreement Signed: Out Clause (days):	Atlas Net 45 Modified AveA agreement 0

Legal Terms
Each party warrants to the other that, during the term of this Agreement, it shall comply with all applicable laws and regulations (including but not limited to laws governing privacy, and data protection), and with the Self-Regulatory Principles Governing Online Preference Marketing promulgated by the Network Advertising Initiative (available at http://www.networkadvertising.org/aboutnai_principles.asp or through the NAI's homepage at http://www.networkadvertising.org).

Additional Terms

Special Instructions
Payment will be based on actual inventory delivered in accordance with placement level contracted inventory per calendar month. In the case of under delivery clients may or may not choose to roll inventory over to the next calendar month. In the case of over delivery only contractual calendar month amounts will be paid. If canceled, all unfilfilled contractual commitments are void and Avenue A will pay for even delivery through the cancel date, or at a rate consistent with the original Target Rate.

Publisher Signature:	Date:	10-29-03

Agency Authorized Signature:	Date:	10/1/2003

INSERTION ORDER/ADVERTISING AGREEMENT

This advertising agreement, including the General Terms and Conditions set forth in an attachment, is entered into by and between Travelzoo Inc. (“Travelzoo”) and the Advertiser specified below (“Advertiser”).

Advertiser: Advertiser Site: Contact: Address: Phone: E-mail: Travelzoo Contact: Producer:	Avenue A
www.flamingolaughlin.com
Meghan Kiernan - Senior Account Manager
506 2nd Avenue, Seattle, Washington 91804
(206) 816-8394        Fax:    (206)816-8808
meghank@avenuea.com
Kristina Murray,  (650) 943-2412
Karin Steyvers, (650) 943-2413

Program Flight – January 1, 2003 through March 31, 2003

Type and Placement:

  One Text Listing in the Lodging Channel
NET CAMPAIGN TOTAL:	$1,000

Additional Services/Notes:
1.   Text Listings must feature a specific travel offer. Maximum of 3 new Text Listings per calendar month.

Billing Information:
Invoice. Billing contact: Meghan Kiernan, address see above.

Payment Terms:
Orders are invoiced on the first day of the campaign. Standard terms: Net 30 days (with approved credit.)

We hereby agree to the foregoing, and the General Terms and Conditions set forth by Travelzoo Inc. The undersigned confirms that he/she is authorized to execute this agreement on behalf of the Advertiser.

Advertiser

Date:	12-20-02	Authorized Signature:	/s/ Meghan Kiernan

Printed Name & Title:	Meghan Kiernan

Company Name:	Avenue A

INSERTION ORDER/ADVERTISING AGREEMENT

This advertising agreement, including the General Terms and Conditions set forth in an attachment, is entered into by and between Travelzoo Inc. (“Travelzoo”) and the Advertiser specified below (“Advertiser”).

Advertiser: Advertiser Site: Contact: Address: Phone: E-mail: Travelzoo Contact: Producer:	Avenue A
www.flamingolaughlin.com
Erika Nagy - Media Planner
506 2nd Avenue, Seattle, Washington 91804
(206) 816-8621        Fax:    (206) 816-8808
erikan@avenuea.com
Kristina Murray,  (650) 943-2412
Karin Steyvers, (650) 943-2413

Program Flight – April 1, 2003 through June 30, 2003

Type and Placement:

  One Text Listing in the Lodging Channel
NET CAMPAIGN TOTAL:	$1,000	* per Avenue A ID's

Additional Services/Notes:
1.   Text Listings must feature a specific travel offer. Maximum of 3 new Text Listings per calendar month.

Billing Information:
Invoice. Billing contact: Meghan Kiernan, address see above.

Payment Terms:
Orders are invoiced on the first day of the campaign. Standard terms: Net 30 days (with approved credit).

We hereby agree to the foregoing, and the General Terms and Conditions set forth by Travelzoo Inc. The undersigned confirms that he/she is authorized to execute this agreement on behalf of the Advertiser.

Advertiser

Date:	4/14/03	Authorized Signature:	/s/ Erika Nagy

Printed Name & Title:	Erika Nagy

Company Name:	Avenue A

Revision Order Flamingo Laughlin 2002-2003	Flamingo Laughlin 2002-2003 on Travelzoo Revised Date: 07/03/2003

Insertion Order Details:		Publisher Contacts:
Publisher Name:	Travelzoo
IO Number:	Travelzoo_005_AVE_07_03	Sales Representative	Production Contact
Client Name:	Park Place Entertainment	Kristina Murray	Karin Steyvers
Advertiser Name:	Park Place - Las Vegas	kristinam@travelzoo.com	ksteyvers@travelzoo.com
Media Plan Number:	PPEN-LSV-036-41-AVE	Phone: 650-943-2412	Phone: 650-943-2413
Total Contracted Spend:	$1,000.00	Fax: (650)943-2444	Fax: (650)943-2444

Send Invoice To:	Agency Contacts:
Avenue A Seattle
The Smith Tower	Buyer	Trafficking Contact
506 Second Avenue	Meghan Kiernan
Seattle, WA 98104	meghank@avenuea.com
accountspayable@avenuea.com	Phone: 206-816-8394	Phone:
Phone: 206-521-8800	Fax: 206-816-8808	Fax:
Fax: 206-521-8808

The above Media Plan # serves as our purchase order number. In order for us to process your invoice for payment, this PO number must be included on your invoice.

Inventory Details:

Time buys on Travelzoo	Monthly Breakouts
Date Range	Package Name	Placement Name	Placement Size	Total Quantity	Cost Basis	Total Spend	07/03 Quantity	07/03 Cost	08/03 Quantity	08/03 Cost	09/03 Quantity	09/03 Cost
07/01/03 - 09/30/03	Terxt Listing in the LV Lodging Channel	Terxt Listing in the LV Lodging Channel	N/A	0	$1,000.00	$1,000.00		$336.96		$336.96		$326.09
			Total		N/A			$336.96		$336.96		$326.09

Revision Order Flamingo Laughlin 2002-2003	Flamingo Laughlin 2002-2003 on Travelzoo Revised Date: 07/03/2003

Terms and Instructions:

General Terms: Contract is based on: Payment Terms: Agreement Signed: Out Clause (days):	Atlas Net 45 Modified AveA agreement

Legal Terms
Each party warrants to the other that, during the term of this Agreement, it shall comply with all applicable laws and regulations (including but not limited to laws governing privacy, and data protection), and with the Self-Regulatory Principles Governing Online Preference Marketing promulgated by the Network Advertising Initiative (available at http://www.networkadvertising.org/aboutnai_principles.asp or through the NAI's homepage at http://www.networkadvertising.org).

Additional Terms

Special Instructions
Payment will be based on actual inventory delivered in accordance with placement level contracted inventory per calendar month. In the case of under delivery clients may or may not choose to roll inventory over to the next calendar month. In the case of over delivery only contractual calendar month amounts will be paid. If canceled, all unfulfilled contractual commitments are void and Avenue A will pay for even delivery through the cancel date, or at a rate consistent with the original Target Rate.

Publisher Signature:	Date:	7-3-03

Agency Authorized Signature:	Date:	7/3/2003

Revision Order Flamingo Laughlin 2002-2003	Flamingo Laughlin 2002-2003 on Travelzoo Revised Date: 10/01/2003

Insertion Order Details:		Publisher Contacts:
Publisher Name:	Travelzoo
IO Number:	Travelzoo_007_AVE_10_03	Sales Representative	Production Contact
Client Name:	Park Place Entertainment	Steve Clarke	Kristina Murray
Advertiser Name:	Park Place - Las Vegas	stevec@travelzoo.com	kristinam@travelzoo.com
Media Plan Number:	PPEN-LSV-036-41-AVE	Phone: (650) 943-2419	Phone: (650) 943-2412
Total Contracted Spend:	Time	Fax: (650) 943-2444	Fax: (650) 943-2444

Send Invoice To:	Agency Contacts:
Avenue A Seattle
The Smith Tower	Buyer	Trafficking Contact
506 Second Avenue	Scott Lee
Seattle, WA 98104	scott.lee@avenuea.com
accountspayable@avenuea.com	Phone: 206-816-8691	Phone:
Phone: 206-816-8800	Fax: 206-816-8808	Fax:
Fax: 206-816-8808

The above Media Plan # serves as our purchase order number. In order for us to process your invoice for payment, this PO number must be included on your invoice.

Inventory Details:

Time buys on Travelzoo	Monthly Breakouts
Date Range	Package Name	Placement Name	Placement Size	Total Quantity	Cost Basis	Total Spend	10/03 Quantity	10/03 Cost	11/03 Quantity	11/03 Cost	12/03 Quantity	12/03 Cost
10/01/03-12/31/03	Terxt Listing in the LV Lodging Channel	Terxt Listing in the LV Lodging Channel	N/A	0	Time	$833.01		$277.67		$277.67		$277.67
			Total		N/A			$$277.67		$277.67		$277.67

Revision Order Flamingo Laughlin 2002-2003	Flamingo Laughlin 2002-2003 on Travelzoo Revised Date: 10/01/2003

Terms and Instructions:

General Terms: Contract is based on: Payment Terms: Agreement Signed: Out Clause (days):	Atlas Net 45 Modified AveA agreement

Legal Terms
Each party warrants to the other that, during the term of this Agreement, it shall comply with all applicable laws and regulations (including but not limited to laws governing privacy, and data protection), and with the Self-Regulatory Principles Governing Online Preference Marketing promulgated by the Network Advertising Initiative (available at http://www.networkadvertising.org/aboutnai_principles.asp or through the NAI's homepage at http://www.networkadvertising.org).

Additional Terms

Special Instructions
Payment will be based on actual inventory delivered in accordance with placement level contracted inventory per calendar month. In the case of under delivery clients may or may not choose to roll inventory over to the next calendar month. In the case of over delivery only contractual calendar month amounts will be paid. If canceled, all unfilfilled contractual commitments are void and Avenue A will pay for even delivery through the cancel date, or at a rate consistent with the original Target Rate.

Publisher Signature:	Date:	10-30-03

Agency Authorized Signature:	Date:	10/1/2003

INSERTION ORDER/ADVERTISING AGREEMENT

This advertising agreement, including the General Terms and Conditions set forth in an attachment, is entered into by and between Travelzoo Inc. (“Travelzoo”) and the Advertiser specified below (“Advertiser”).

Advertiser: Advertiser Site: Contact: Address: Phone: E-Mail: Travelzoo Contact: Producer:	Avenue A
www.ceasarslv.com
Meghan Kiernan-Senior Account Manager
506 2nd Avenue, Seattle, Washington 91804
(206) 816-8394        Fax:    (206)816-8808
meghank@avenuea.com
Kristina Murray,  (650) 943-2412
Karin Steyvers, (650) 943-2413

Program Flight – October 1, 2002 through December 31, 2002

Type and Placement:

  Up to two Text Listings in the Lodging and Vacation Channels
  One weekeday/weekend one the homepage “Sales in the Spotlight” per month

NET CAMPAIGN TOTAL:	$3,750

Additional Services/Notes:
1.   Text Listings must feature a specific travel offers.
2.   Text Listings must feature a specific travel offer. Maximum of 5 new Text Listings per calendar month.

Billing Information:
Invoice. Billing contact: Ms. Meghan Kiernan, address see above.

Payment Terms:
Orders are invoiced on the first day of the campaign. Standard terms: Net 30 days (with approved credit).

We hereby agree to the foregoing, and the General Terms and Conditions set forth by Travelzoo Inc. The undersigned confirms that he/she is authorized to execute this agreement on behalf of the Advertiser.

Advertiser

Date:	9-26-02	Authorized Signature:	/s/ Meghan Kiernan

Printed Name & Title:	Meghan Kiernan

Company Name:	Avenue A

INSERTION ORDER/ADVERTISING AGREEMENT

This advertising agreement, including the General Terms and Conditions set forth in an attachment, is entered into by and between Travelzoo Inc. (“Travelzoo”) and the Advertiser specified below (“Advertiser”).

Advertiser: Advertiser Site: Contact: Address: Phone: E-Mail: Travelzoo Contact: Producer:	Avenue A
www.parislv.com
Meghan Kiernan-Senior Account Manager
506 2nd Avenue, Seattle, Washington 91804
(206) 816-8394        Fax:    (206)816-8808
meghank@avenuea.com
Kristina Murray,  (650) 943-2412
Karin Steyvers, (650) 943-2413

Program Flight – January 1, 2003 through March 31, 2003

Type and Placement:

  Premium Placement in Las Vegas Lodging for 2 weeks per month
  Up to two Text Listings in the Lodging and Vacation Channels
  Text Listing on the homepage in “Sales in the Spotlight” for 6 days
  Travelzoo will include two (2) offers from Paris Las Vegas in Travelzoo's Top20 newsletter-subject to approval by Travelzoo Editorial Team.

NET CAMPAIGN TOTAL:	$33,750

Additional Services/Notes:
1.   Premium Placement includes text listings and a 120X60 logo. Max file size 4k.
2.   Text Listings must feature a specific travel offer. Maximum of 5 new Text Listings per calendar month.

Billing Information:
Invoice. Billing contact: Meghan Kiernan, address see above.

Payment Terms:
Orders are invoiced on the first day of the campaign. Standard terms: Net 30 days (with approved credit).

We hereby agree to the foregoing, and the General Terms and Conditions set forth by Travelzoo Inc. The undersigned confirms that he/she is authorized to execute this agreement on behalf of the Advertiser.

Advertiser

Date:	12-20-02	Authorized Signature:	/s/ Meghan Kiernan

Printed Name & Title:	Meghan Kiernan

Company Name:	Avenue A

INSERTION ORDER/ADVERTISING AGREEMENT

This advertising agreement, including the General Terms and Conditions set forth in an attachment, is entered into by and between Travelzoo Inc. (“Travelzoo”) and the Advertiser specified below (“Advertiser”).

Advertiser: Advertiser Site: Contact: Address: Phone: E-mail: Travelzoo Contact: Producer:	Avenue A
www.parislv.com
Erika Nagy-Media Planner
506 2nd Avenue, Seattle, Washington 91804
(206) 816-8621        Fax:    (206)816-8808
erikan@avenuea.com
Kristina Murray,  (650) 943-2412
Karin Steyvers, (650) 943-2413

Program Flight – April 1, 2003 through June 30, 2003

Type and Placement:

  Premium Placement in Las Vegas Lodging for 6 weeks
  Up to two Text Listings in the Lodging and Vacation Channels
  Text Listing on the homepage in “Sales in the Spotlight” for 6 days
  Travelzoo will include Paris Las Vegas in 5.6 million emails in Travelzoo's Top20 newsletter-subject to approval by Travelzoo Editorial Team.

NET CAMPAIGN TOTAL:	$33,750	* per Avenue A ID's

Additional Services/Notes:
1.   Premium Placement includes text listings and a 120X60 logo. Max file size 4k.
2.   Text Listings must feature a specific travel offer. Maximum of 5 new Text Listings per calendar month.

Billing Information:
Invoice. Billing contact: Archelle Champine, address see above.

Payment Terms:
Orders are invoiced on the first day of the campaign. Standard terms: Net 30 days (with approved credit).

We hereby agree to the foregoing, and the General Terms and Conditions set forth by Travelzoo Inc. The undersigned confirms that he/she is authorized to execute this agreement on behalf of the Advertiser.

Advertiser

Date:	4/14/03	Authorized Signature:	/s/ Erika Nagy

Printed Name & Title:	Erika Nagy

Company Name:	Avenue A

avenue a

Revision Order

Publisher: IO Number: Client Name: Advertiser: Media Plan Name: Media Plan #: Media Plan Start: Media Plan End:	Travelzoo Travelzoo_004_AVE_03_03 Park Place Entertainment Park Place - Las Vegas Bally's Las Vegas 2002-2003 PPEN-LSV-032-41-AVE 10/1/2002 6/30/2003	Revised Date: 3/21/2003

The above Media Plan # serves as our purchase order number. In order for us to process your invoice for payment, this PO number must be included on your invoice.

Sales Contact		Agency Contact
Name:	Kristina Murray	Name:	Meghan Kiernan
Phone:	(650) 943-2412	Phone:	206-816-8394
Fax:	(650)943-2444	Fax:	206-816-8808
Email:	kristinam@travelzoo.com	Email:	meghank@avenuea.com

General Terms		Send Invoices To		Send Invoices to Address
Count:	Publisher	Billing Dept:	Accounts Payable	Name:	Avenue A Seattle
Payment Terms:		Phone:	206-521-8800	Street:	The Smith Tower
Agreement Signed	None signed	Fax:	206-521-8808	Suite:	506 Second Avenue
Out Clause:		Email:	accountspayable@avenuea.com	City, State Postal	Seattle, WA 98104

Media Buy Specifications:

Start Date	End Date	Site Name	Package Name	Placement Name	Creative Catagory	Placement Size	Cost Method	Total Quantity	Value Add	Cost Basis	Total Spend	10/02 Total Quantity	10/02 Cost
10/1/2002	3/31/2003	Travelzoo	Las Vegas Package	Premium Placement in LV Lodging URL hot dates; Premium Placement in LV Lodging URL to packages; ROS text link to hot dates; ROS text link to packages; Text Link on the homepage in “Sales in the Spotlight” URL to hot dates; Text Link on the homepage in “Sales in the Spotlight”	Text link		Time		No	$67,500.00	$67,500.00		$11,497.25
4/1/2003	6/30/2003	Travelzoo	Las Vegas Package	Premium Placement in LV Lodging URL hot dates; Premium Placement in LV Lodging URL to packages; ROS text link to hot dates; ROS text link to packages; Text Link on the homepage in “Sales in the Spotlight” URL to hot dates; Text Link on the homepage in “Sales in the Spotlight”	Text link		Time		No	$33,750.00	$33,750.00
							Total CPC/CPA/Time		No		$101,250.00		$11,497.25

Special Instructions:
Payment will be based on actual inventory delivered in accordance with placement level contracted inventory per calendar month. In the case of under delivery clients may or may not choose to roll inventory over to the next calendar month. In the case of over delivery only contracted calendar month amounts will be paid. If canceled, all unfulfilled contractual commitments are void and Avenue A will pay for even delivery through the cancel date, or at a rate consistent with the original Target Rate.

Each party warrants to the other that, during the term of this Agreement, it shall comply with all applicable laws and regulations (including but not limited to laws governing privacy, and data protection), and with the Self-Regulatory Principles governing Online Preference Marketing promulgated by the Network Advertising Initiative (available at http://www.networkadvertising.org/aboutnai_principles.asp or through the NAI's homepage at http://www.networkadvertising.org).

Publisher Signature:	Date:

Agency Authorized Signature:	Date:	March 21, 2003

Agency Insertion Order

11/02 Total Quantity	11/02 Cost	12/02 Total Quantity	12/02 Cost	01/03 Total Quantity	01/03 Cost	02/03 Total Quantity	02/03 Cost	03/03 Total Quantity	03/03 Cost	04/03 Total Quantity	04/03 Cost	05/03 Total Quantity	05/03 Cost	06/03 Total Quantity	06/03 Cost
	$11,126.37		$11,497.25		$11,497.25		$10,384.62		$11,497.25
											$11,126.37		$11,497.25		$11,126.37
	$11,126.37		$11,497.25		$11,497.25		$10,384.62		$11,497.25		$11,126.37		$11,497.25		$11,126.37

Revision Order Paris 2002-2003	Paris 2002-2003 on Travelzoo Revised Date: 07/03/2003

Insertion Order Details:		Publisher Contacts:
Publisher Name:	Travelzoo
IO Number:	Travelzoo_009_AVE_07_03	Sales Representative	Production Contact
Client Name:	Park Place Entertainment	Kristina Murray	Karin Steyvers
Advertiser Name:	Park Place - Las Vegas	kristinam@travelzoo.com	ksteyvers@travelzoo.com
Media Plan Number:	PPEN-LSV-033-41-AVE	Phone: (650) 943-2412	Phone: (650) 943-2413
Total Contracted Spend:	$134,250.00	Fax: (650)943-2444	Fax: (650)943-2444

Send Invoice To:	Agency Contacts:
Avenue A Seattle
The Smith Tower	Buyer	Trafficking Contact
506 Second Avenue	Meghan Kiernan
Seattle, WA 98104	meghank@avenuea.com
accountspayable@avenuea.com	Phone: 206-816-8394	Phone:
Phone: 206-816-8800	Fax: 206-816-8808	Fax:
Fax: 206-816-8808

The above Media Plan # serves as our purchase order number. In order for us to process your invoice for payment, this PO number must be included on your invoice.

Inventory Details:

Time buys on Travelzoo	Monthly Breakouts
Date Range	Package Name	Placement Name	Placement Size	Total Quantity	Cost Basis	Total Spend	10/02 Quantity	10/02 Cost	11/02 Quantity	11/02 Cost	12/02 Quantity	12/02 Cost
10/01/02-6/30/03	Premium Placement LV Lodging	Premium Placement in LV Lodging URL to hot dates; Premium Placement in LV Lodging URL to packages; ROS text link to hot dates page; ROS text link to packages page; Text Link on the homepage in Spotlight URL to packages; Text Link on the homepage Spotlight URL to hot dates; Top 20 Newsletter Hot Dates; Top 20 Newsletter Packages	N/A	0	$101,250.00	$101,250.00		$11,497.25		$11,126.37		$11,497.25
07/01/03-09/30/03	Q3 2003 Hotel Partner Program	4 days on the homepage in "sales in the Spotlight"; 4 partial inclusions in Top 20 newsletter-1.5 million emails each drop; Premium Placement in Lodging LV for 4 weeks during campaign Flight	N/A	0	$33,000.00	$33,000.00
			Total		N/A			$11,497.25		$11,126.37		$11,497.25

01/03 Quantity	01/03 Cost	02/03 Quantity	02/03 Cost	03/03 Quantity	03/03 Cost	04/03 Quantity	04/03 Cost	05/03 Quantity	05/03 Cost	06/03 Quantity	06/03 Cost	07/03 Quantity	07/03 Cost
	$11,497.25		$10,384.62		$11,497.25		$11,126.37		$11,497.25		$11,126.37
													$11,119.57
	$11,497.25		$10,384.62		$11,497.25		$11,126.37		$11,497.25		$11,126.37		$11,119.57

08/03 Quantity	08/03 Cost	09/03 Quantity	09/03 Cost

	$11,119.57		$10,760.87
	$11,119.57		$10,760.87

Revision Order Paris 2002-2003	Paris 2002-2003 on Travelzoo Revised Date: 7/03/2003

Terms and Instructions:

General Terms: Contract is based on: Payment Terms: Agreement Signed: Out Clause (days):	Atlas Net 45 Modified AveA agreement 0

Legal Terms
Each party warrants to the other that, during the term of this Agreement, it shall comply with all applicable laws and regulations (including but not limited to laws governing privacy, and data protection), and with the Self-Regulatory Principles Governing Online Preference Marketing promulgated by the Network Advertising Initiative (available at http://www.networkadvertising.org/aboutnai_principles.asp or through the NAI's homepage at http://www.networkadvertising.org).

Additional Terms

Special Instructions
Payment will be based on actual inventory delivered in accordance with placement level contracted inventory per calendar month. In the case of under delivery clients may or may not choose to roll inventory over to the next calendar month. In the case of over delivery only contractual calendar month amounts will be paid. If canceled, all unfulfilled contractual commitments are void and Avenue A will pay for even delivery through the cancel date, or at a rate consistent with the original Target Rate.

Publisher Signature:	Date:	7-3-03

Agency Authorized Signature:	Date:	7/3/2003

* Signature signifies authorization of insertion order for the period of July 1, 2003 through September 30, 2003 only. Terms and conditions agreed upon between Travelzoo Inc. and Avenue A apply only to this same period (July 1, 2003 through September 30, 2003).

Revision Order Paris 2002-2003	Paris 2002-2003 on Travelzoo Revised Date: 10/23/2003

Insertion Order Details:		Publisher Contacts:
Publisher Name:	Travelzoo
IO Number:	Travelzoo_010_AVE_10_03	Sales Representative	Production Contact
Client Name:	Park Place Entertainment	Steve Clarke	Kristina Murray
Advertiser Name:	Park Place - Las Vegas	stevec@travelzoo.com	kristinam@travelzoo.com
Media Plan Number:	PPEN-LSV-033-41-AVE	Phone: (650) 943-2419	Phone: (650) 943-2412
Total Contracted Spend:	$15,000.00	Fax: (650)943-2444	Fax: (650)943-2444

Send Invoice To:	Agency Contacts:
Avenue A Seattle
The Smith Tower	Buyer	Trafficking Contact
506 Second Avenue	Scott Lee
Seattle, WA 98104	scott.lee@avenuea.com
accountspayable@avenuea.com	Phone: 206-816-8691	Phone:
Phone: 206-816-8800	Fax: 206-816-8808	Fax:
Fax: 206-816-8808

The above Media Plan # serves as our purchase order number. In order for us to process your invoice for payment, this PO number must be included on your invoice.

Inventory Details:

Time buys on Travelzoo	Monthly Breakouts
Date Range	Package Name	Placement Name	Placement Size	Total Quantity	Cost Basis	Total Spend	10/03 Cost	11/03 Quantity	11/03 Cost	12/03 Quantity	12/03 Cost
10/01/03-12/31/03	Premium Placement LV Lodging	2 hotel programs/partials each with the following exposure: 1.5 million emails (per partial) in the Top 20 Newsletter and Premium placement in the Lodging LV for one week. E-mail tentatively scheduled to drop Nov. 19.	N/A	1	Time	$15,000.00	$0.00		$15,000.00		$0.00
			Total		N/A		$0.00		$15,000.00		$0.00

Revision Order Paris 2002-2003	Paris 2002-2003 on Travelzoo Revised Date: 10/23/2003

Terms and Instructions:

General Terms: Contract is based on: Payment Terms: Agreement Signed: Out Clause (days):	Atlas Net 45 Modified AveA agreement 0

Legal Terms
Each party warrants to the other that, during the term of this Agreement, it shall comply with all applicable laws and regulations (including but not limited to laws governing privacy, and data protection), and with the Self-Regulatory Principles Governing Online Preference Marketing promulgated by the Network Advertising Initiative (available at http://www.networkadvertising.org/aboutnai_principles.asp or through the NAI's homepage at http://www.networkadvertising.org).

Additional Terms

Special Instructions
Payment will be based on actual inventory delivered in accordance with placement level contracted inventory per calendar month. In the case of under delivery clients may or may not choose to roll inventory over to the next calendar month. In the case of over delivery only contractual calendar month amounts will be paid. If canceled, all unfulfilled contractual commitments are void and Avenue A will pay for even delivery through the cancel date, or at a rate consistent with the original Target Rate.

Publisher Signature:	Date:	10-29-03

Agency Authorized Signature:	Date:	10/1/2003

Revision Order Flamingo LV 2002-2003	Flamingo LV 2002-2003 on Travelzoo Revised Date: 07/03/2003

Insertion Order Details:		Publisher Contacts:
Publisher Name:	Travelzoo
IO Number:	Travelzoo_007_AVE_07_03	Sales Representative	Production Contact
Client Name:	Park Place Entertainment	Kristina Murray	Karin Steyvers
Advertiser Name:	Park Place - Las Vegas	kristinam@travelzoo.com ksteyvers@travelzoo.com
Media Plan Number:	PPEN-LSV-034-41-AVE	Phone: (650) 943-2412	Phone: 650-943-2413
Total Contracted Spend:	$18,750.00	Fax: (650)943-2444	Fax: 650-943-2444
Send Invoice To:	Agency Contacts:
Avenue A Seattle
The Smith Tower	Buyer	Trafficking Contact
506 Second Avenue	Meghan Kiernan
Seattle, WA 98104	meghank@avenuea.com
accountspayable@avenuea.com	Phone: 206-816-8394	Phone:
Phone: 206-816-8800	Fax: 206-816-8808	Fax:
Fax: 206-816-8808

The above Media Plan # serves as our purchase order number. In order for us to process your invoice for payment, this PO number must be included on your invoice.

Inventory Details:

CPM buys on Travelzoo	Monthly Breakouts
Date Range	Package Name	Placement Name	Placement Size	Total Quantity	Cost Basis	Total Spend	10/02 Quantity	10/02 Cost	11/02 Quantity	11/02 Cost	12/02 Quantity	12/02 Cost
10/01/02-06/30/03	Las Vegas Package (copy)	Premium placement in LV Lodging URL to hot dates; Premium placement in LV lodging URL to packages; Text Link on the homepage in Spotlight URL to hot dates; Text Link on the homepage in Spotlight URL to packages	N/A	0	$1.00	$0.00	0	$0.00	0	$0.00	0	$0.00
			Total	0	$0.00	$0.00	0	$0.00	0	$0.00	0	$0.00

CPC buys on Travelzoo	Monthly Breakouts
Date Range	Package Name	Placement Name	Placement Size	Total Quantity	Cost Basis	Total Spend	10/02 Quantity	10/02 Cost	11/02 Quantity	11/02 Cost	12/02 Quantity	12/02 Cost
10/01/02-12/31/02	Top 20 Newsletter Hot Dates (Value Add)	Top 20 Newsletter Hot Dates	N/A	1	$0.00	$0.00	0	$0.00	0	$0.00	1	$0.00
10/01/02-12/31/02	Top 20 Newsletter Packages (Value Add)	Top 20 Newsletter Packages	N/A	1	$0.00	$0.00	0	$0.00	0	$0.00	1	$0.00
			Total	2	$0.00	$0.00	0	$0.00	0	$0.00	2	$0.00

Time buys on Travelzoo	Monthly Breakouts
Date Range	Package Name	Placement Name	Placement Size	Total Quantity	Cost Basis	Total Spend	10/02 Quantity	10/02 Cost	11/02 Quantity	11/02 Cost	12/02 Quantity	12/02 Cost
10/01/02-06/30/03	Las Vegas Package	Premium placement in LV Lodging URL to hot dates; Premium placement in LV lodging URL to packages; Text Link on the homepage in Spotlight URL to hot dates; Text Link on the homepage in Spotlight URL to packages	N/A	0	$15,000.00	$15,000.00		$1,703.30		$1,648.35		$1,703.30
7/01/03-9/30/03	Q3 2003 Travelzoo Package	Text Listings on the homepage for 3 days; Up to 2 text listings in the Las Vegas section	N/A	0	$3,750.00	$3,750.00
			Total		N/A			$1,703.30		$1,648.35		$1,703.30

Revision Order Flamingo LV 2002-2003	Flamingo LV 2002-2003 on Travelzoo Revised Date: 06/18/2003

01/03 Quantity	01/03 Cost	02/03 Quantity	02/03 Cost	03/03 Quantity	03/03 Cost	04/03 Quantity	04/03 Cost	05/03 Quantity	05/03 Cost	06/03 Quantity	06/03 Cost	07/03 Quantity	07/03 Cost	08/03 Quantity	08/03 Cost	09/03 Quantity	09/03 Cost
0	$0.00	0	$0.00	0	$0.00	0	$0.00	0	$0.00	0	$0.00
0	$0.00	0	$0.00	0	$0.00	0	$0.00	0	$0.00	0	$0.00	0	$0.00	0	$0.00	0	$0.00

01/03 Quantity	01/03 Cost	02/03 Quantity	02/03 Cost	03/03 Quantity	03/03 Cost	04/03 Quantity	04/03 Cost	05/03 Quantity	05/03 Cost	06/03 Quantity	06/03 Cost	07/03 Quantity	07/03 Cost	08/03 Quantity	08/03 Cost	09/03 Quantity	09/03 Cost

0	$0.00	0	$0.00	0	$0.00	0	$0.00	0	$0.00	0	$0.00	0	$0.00	0	$0.00	0	$0.00

01/03 Quantity	01/03 Cost	02/03 Quantity	02/03 Cost	03/03 Quantity	03/03 Cost	04/03 Quantity	04/03 Cost	05/03 Quantity	05/03 Cost	06/03 Quantity	06/03 Cost	07/03 Quantity	07/03 Cost	08/03 Quantity	08/03 Cost	09/03 Quantity	09/03 Cost
	$1,703.30		$1,538.46		$1,703.30		$1,648.35		$1,703.30		$1,648.35
													$1,263.59		$1,263.59		$1,222.83
	$1,703.30		$1,538.46		$1,703.30		$1,648.35		$1,703.30		$1,648.35		$1,263.59		$1,263.59		$1,222.83

Terms and Instructions:

General Terms: Contract is based on: Payment Terms: Agreement Signed: Out Clause (days):	Publisher None signed 0

Legal Terms
Each party warrants to the other that, during the term of this Agreement, it shall comply with all applicable laws and regulations (including but not limited to laws governing privacy, and data protection), and with the Self-Regulatory Principles governing Online Preference Marketing promulgated by the Network Advertising Initiative (available at http://www.networkadvertising.org/aboutnai_principles.asp or through the NAI's homepage at http://www.networkadvertising.org).

Additional Terms

Special Instructions
Payment will be based on actual inventory delivered in accordance with placement level contractual inventory per calendar month. In the case of under delivery clients may or may not choose to roll inventory over to the next calendar month. In the case of over delivery only contractual calendar month amounts will be paid. If canceled, all unfilfilled contractual commitments are void and Avenue A will pay for even delivery through the cancel date, or at a rate consistent with the original Target Rate.

Publisher Signature:	*	Date:	7-3-03

Agency Authorized Signature:	Date:	7/3/2003

* Signature signifies authorization of insertion order for the period of July 1, 2003 through September 30, 2003 only. Terms and conditions agreed upon between Travelzoo Inc. and Avenue A apply only to this same period (July 1, 2003 through September 20, 2003).

INSERTION ORDER/ADVERTISING AGREEMENT

This advertising agreement, including the General Terms and Conditions set forth in an attachment, is entered into by and between Travelzoo Inc. (“Travelzoo”) and the Advertiser specified below (“Advertiser”).

Advertiser: Advertiser Site: Contact: Address: Phone: E-mail: Travelzoo Contact: Producer:	Avenue A
www.flamingolv.com
Erika Nagy-Media Planner
506 2nd Avenue, Seattle, Washington 91804
(206) 816-8631        Fax:    (206)816-8808
erikan@avenuea.com
Kristina Murray,  (650) 943-2412
Karin Steyvers, (650) 943-2413

Program Flight – April 1, 2003 through June 30, 2003

Type and Placement:

  Up to two Text Listings in the Lodging and Vacation Channels
  Text Listing on the homepage in “Sales in the Spotlight” for 3 days

NET CAMPAIGN TOTAL:	$3,750	* per Avenue A ID's

Additional Services/Notes:
Text Listings must feature a specific travel offer. Maximum of 5 new Text Listings per calendar month.

Billing Information:
Invoice. Billing contact: Archelle Champine, address see above.

Payment Terms:
Orders are invoiced on the first day of the campaign. Standard terms: Net 30 days (with approved credit.)

We hereby agree to the foregoing, and the General Terms and Conditions set forth by Travelzoo Inc. The undersigned confirms that he/she is authorized to execute this agreement on behalf of the Advertiser.

Advertiser

Date:	4/14/03	Authorized Signature:	/s/ Erika Nagy

Printed Name & Title:	Erika Nagy

Company Name:	Avenue A

avenue a

Insertion Order

Publisher: IO Number: Client Name: Advertiser: Media Plan Name: Media Plan #: Media Plan Start: Media Plan End:	Travelzoo Travelzoo_004_AVE_03_03 Park Place Entertainment Park Place - Las Vegas Las Vegas Hilton 2002-2003 PPEN-LSV-035-41-AVE 10/1/2002 6/30/2003	Original Date: 3/21/2003

The above Media Plan # serves as our purchase order number. In order for us to process your invoice for payment, this PO number must be included on your invoice.

Sales Contact		Agency Contact
Name:	Kristina Murray	Name:	Meghan Kiernan
Phone:	(650) 943-2412	Phone:	206-816-8394
Fax:	(650)943-2444	Fax:	206-816-8808
Email:	kristinam@travelzoo.com	Email:	meghank@avenuea.com

General Terms		Send Invoices To		Send Invoices to Address
Count:	Publisher	Billing Dept:	Accounts Payable	Name:	Avenue A Seattle
Payment Terms:		Phone:	206-521-8800	Street:	The Smith Tower
Agreement Signed	None signed	Fax:	206-521-8808	Suite:	506 Second Avenue
Out Clause:		Email:	accountspayable@avenuea.com	City, State Postal	Seattle, WA 98104

Media Buy Specifications:

Start Date	End Date	Site Name	Package Name	Placement Name	Creative Catagory	Placement Size	Cost Method	Total Quantity	Value Add	Cost Basis	Total Spend	10/02 Total Quantity	10/02 Cost
10/1/2002	6/30/2003	Travelzoo	Las Vegas Pkg.	Premium Placement in LV Lodging to hot dates; Premium placement in LV Lodging to packages; Text Link on the homepage in Spotlight to hot dates; Text Link on the homepage in Spotlight to packages	Text link		Time		No	$11,250.00	$11,250.00		$1,277.47
10/1/2002	12/31/2002	Travelzoo	Top 20 Text Link to packages	Top 20 Text Link to packages	Text link		CPC	1	Yes
10/1/2002	12/31/2002	Travelzoo	Top 20 Text Link to packages	Top 20 Text Link to packages	Text link		CPC	1	Yes
							Total CPC/CPA/Time	2	Yes		$11,250.00		$1,277.47

Terms and Instructions:

General Terms: Contract is based on: Payment Terms: Agreement Signed: Out Clause (days):	Atlas Net 45 Modified AveA agreement 0

Special Instructions
Payment will be based on actual inventory delivered in accordance with placement level contractual inventory per calendar month. In the case of under delivery clients may or may not choose to roll inventory over to the next calendar month. In the case of over delivery only contractual calendar month amounts will be paid. If canceled, all unfilfilled contractual commitments are void and Avenue A will pay for even delivery through the cancel date, or at a rate consistent with the original Target Rate.

Each party warrants to the other that, during the term of this Agreement, it shall comply with all applicable laws and regulations (including but not limited to laws governing privacy, and data protection), and with the Self-Regulatory Principles governing Online Preference Marketing promulgated by the Network Advertising Initiative (available at http://www.networkadvertising.org/aboutnai_principles.asp or through the NAI's homepage at http://www.networkadvertising.org).

Publisher Signature:	Date:

Agency Authorized Signature:	Date:	March 21, 2003

Agency Insertion Order

11/02 Total Quantity	11/02 Cost	12/02 Total Quantity	12/02 Cost	01/03 Total Quantity	01/03 Cost	02/03 Total Quantity	02/03 Cost	03/03 Total Quantity	03/03 Cost	04/03 Total Quantity	04/03 Cost	05/03 Total Quantity	05/03 Cost	06/03 Total Quantity	06/03 Cost
	$1,236.26		$1,277.47		$1,277.47		$1,153.85		$1,277.47		$1,236.26		$1,277.47		$1,236.26

	$1,236.26		$1,277.47		$1,277.47		$1,153.85		$1,277.47		$1,236.26		$1,277.47		$1,236.26

INSERTION ORDER/ADVERTISING AGREEMENT

This advertising agreement, including the General Terms and Conditions set forth in an attachment, is entered into by and between Travelzoo Inc. (“Travelzoo”) and the Advertiser specified below (“Advertiser”).

Advertiser: Advertiser Site: Contact: Address: Phone: E-mail: Travelzoo Contact: Producer:	Avenue A
www.flamingolv.com
Meghan Kiernan-Senior Account Manager
506 2nd Avenue, Seattle, Washington 91804
(206) 816-8621        Fax:    (206)816-8808
meghank@avenuea.com
Kristina Murray,  (650) 943-2412
Karin Steyvers, (650) 943-2413

Program Flight – January 1, 2003 through March 31, 2003

Type and Placement:

  Up to two Text Listings in the Lodging and Vacation Channels
  Text Listing on the homepage in “Sales in the Spotlight” for 3 days

NET CAMPAIGN TOTAL:	$3,750

Additional Services/Notes:
Text Listings must feature a specific travel offer. Maximum of 5 new Text Listings per calendar month.

Billing Information:
Invoice. Billing contact: Meghan Kiernan, address see above.

Payment Terms:
Orders are invoiced on the first day of the campaign. Standard terms: Net 30 days (with approved credit.)

We hereby agree to the foregoing, and the General Terms and Conditions set forth by Travelzoo Inc. The undersigned confirms that he/she is authorized to execute this agreement on behalf of the Advertiser.

Advertiser

Date:	12/20/02	Authorized Signature:	/s/ Meghan Kiernan

Printed Name & Title:	Meghan Kiernan

Company Name:	Avenue A